FRED MEYER, INC.

                                          P.O. Box 42121 3800 S.E. 22nd Avenue
                                                            Portland, OR 97242
                                                     (503) 232-8844 TLX 360415
- ------------------------------------------------------------------------------


      KENNETH THRASHER
         SENIOR VICE PRESIDENT--FINANCE
         & CHIEF FINANCIAL OFFICER
      FRED MEYER, INC. -- MOGON
      P.O. BOX 42121
      PORTLAND, OR 97242
         PHONE: (503) 797-7900
         FAX:   (503) 797-5299


August 15, 1996


Mr. Dave Ramus
PacTrust, Suite 300
15350 SW Sequoia Pkwy.
Portland, OR 97224

Dear Dave:

Pursuant to our phone conversation on August 6, 1996, I am sending you this confirming letter of our agreement. We will take down the purchase of seven store locations, termination of the Stark lease, and various other lease amendments in a two-step transaction to occur as follows:

ON OR BEFORE AUGUST 16, 1996:
Purchase the following three locations, with the
transfer of ownership made to Fred Meyer, Inc.: Interstate         $ 6,045,085
                                                Oak Grove          $ 7,095,220
                                                Stadium            $ 4,693,665
      [PAYMENT TO BE MADE BY FRED MEYER, INC.]  TOTAL, Aug. 1996   $17,833,970
                                                                   ===========

ON OR BEFORE DECEMBER 31, 1996:
We plan on closing on the four other store locations, the Stark lease cancellation (and assignment of sub-tenant to Properties, Ltd.), and the agreed-upon amendments to various lease terms in this time frame. The four locations being purchased will go into one of our lease lines with NationsBank, and include:

                                                Burlingame         $ 4,231,472
                                                Glisan             $ 6,251,003
                                                Gresham            $11,516,661
                                                Tigard             $ 8,289,894
                                                                   -----------
     [PAYMENT TO BE MADE BY NATIONSBANK]       SUB-TOTAL           $30,289,030
                                                                   -----------
                                                Plus: Stark lease
      [PAYMENT TO BE MADE BY FRED MEYER, INC.]  cancellation       $   677,000
                                                                   -----------

                                                TOTAL, Dec. 1996   $30,966,030
                                                                   ===========
[CONT'D]

These two closings will result in payments of $40,000,000 to Properties, Ltd., (payment being made to parties designated by you) pursuant to our agreement to close the purchases on or before December 31, 1996.

I did receive your phone-mail message regarding contingencies and believe that we still need to be diligent with respect to property purchases considering the accelerated closing of the transactions, which gets you funds earlier than planned. We will waive the contingencies relation to the sale-leaseback and MET property deals and do have Board approval of the transaction. I only know of two current issues that we need to work with you to resolve, those being:

     i.) clarification and assurance that the Gresham property lines give us control of the property based on what we expected when this transaction was negotiated; and

     ii.) we have proposed a "condominium," form of agreement at the Burlingame site for your Burger King tenant that we believe is reasonable and needs your acceptance.

Assuming these two issues are resolved in a timely manner, I see no reason why the second closing cannot occur in the time line proposed.

Please execute and return a copy of this letter so we can proceed to achieving the first closing by the end of next week. If you have questions concerning this letter, please call me at 797-7900. Thank you.

Sincerely,

KENNETH THRASHER

Kenneth Thrasher
Senior Vice President - Finance
& Chief Financial Officer

                        APPROVED BY:    DAVID W. RAMUS
                                        --------------------------------------
                                        Name

                                        Real Estate Prop. L.P./REC Resolutions
                                        --------------------------------------
                                        Company

                                        Date: 8/15/96
                                              --------------------------------

cc:   Robert G. Miller
      Scott Wippel
      Bob Currey-Wilson
      Jim Aalberg